UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 26, 2011

FBR Capital Markets Corporation
(Exact name of registrant as specified in its charter)

Virginia	001-33518	20-5164223
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Nineteenth Street North, Arlington, VA	22209
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (703) 312-9500

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On April 26, 2011, FBR Capital Markets Corporation issued a press release announcing its earnings for the quarter ended March 31, 2011. A copy of the press release is furnished herewith and attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

Exhibit.

99.1       FBR Capital Markets Corporation Press Release dated April 26, 2011.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FBR Capital Markets Corporation (Registrant)
April 26, 2011 (Date)	/s/ BRADLEY J. WRIGHT Bradley J. Wright Executive Vice President and Chief Financial Officer